 As filed with the Securities and Exchange Commission on July 27, 1999
                                            Registration No. 333-____________
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  ------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933
                                  ------------
                           MATRIX PHARMACEUTICAL, INC.
               (Exact name of issuer as specified in its charter)

          DELAWARE                                       94-2957068
(State or other jurisdiction                  (IRS Employer Identification No.)
of incorporation or organization)

                               34700 CAMPUS DRIVE
                            FREMONT, CALIFORNIA 94555
               (Address of principal executive offices) (Zip Code)
                                  ------------
                           MATRIX PHARMACEUTICAL, INC.
                           1988 RESTRICTED STOCK PLAN
                        1999 EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the plans)
                                  ------------
                                MICHAEL D. CASEY
                 CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER
                           MATRIX PHARMACEUTICAL, INC.
                               34700 CAMPUS DRIVE
                            FREMONT, CALIFORNIA 94555
                     (Name and address of agent for service)
                                 (510) 742-9900
          (Telephone number, including area code, of agent for service)
                                  ------------
                         CALCULATION OF REGISTRATION FEE

Title of Securities to be Registered            Amount to be         Offering Price        Aggregate            Amount of
                                                Registered(1)             Price            Offering          Registration Fee
                                                                      per Share(2)          Price(2)
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
1988 RESTRICTED STOCK PLAN                      400,000 shares       $    3.84             $1,536,000        $    427.01
Common Stock, $0.01 par value

1999 EMPLOYEE STOCK PURCHASE PLAN               700,000 shares       $    3.84             $2,688,000        $    747.26
Common Stock, $0.01 par value
                                                                          Aggregate Registration Fee         $  1,174.27
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

(1) This Registration Statement shall also cover any additional shares of Registrant's Common Stock which become issuable under the Registrant's 1988 Restricted Stock Plan and the 1999 Employee Stock Purchase Plan by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the Registrant's receipt of consideration which results in an increase in the number of the Registrant's outstanding shares of Common Stock.

(2) Calculated solely for purposes of this offering under Rule 457(h) of the Securities Act of 1933, as amended, on the basis of the average of the high and low selling prices per share of the Registrant's Common Stock on July 22, 1999 as reported by the Nasdaq National Market.

                                    PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

                  Matrix Pharmaceutical, Inc. (the "Registrant") hereby incorporates by reference into this Registration Statement the following documents previously filed with the Securities and Exchange Commission (the "SEC"):

         (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 filed with the SEC on March
                  26, 1999;

         (b) The Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1999 filed with the SEC on May 12, 1999; and

         (c) The Registrant's Registration Statement on Forms 8-A and 8-A/A filed with the SEC on December 19, 1991 and May 19, 1995, and as subsequently amended on January 23, 1992 and January 27, 1992, respectively, in which there is described the terms, rights and provisions applicable to the Registrant's outstanding Common Stock.

                  All reports and definitive proxy or information statements filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 (the "1934 Act") after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4.  DESCRIPTION OF CAPITAL STOCK

                  Inapplicable.

Item 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

                  Inapplicable.

Item 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

                  Pursuant to the Delaware General Corporation Law, the Registrant has adopted provisions in its Restated Certificate of Incorporation which eliminate the personal liability of its directors and officers to the Registrant and its stockholders for monetary damages for breach of their fiduciary duties in certain circumstances and which authorize the Registrant to indemnify its directors, officers and other agents, by bylaw, agreement or otherwise, to the fullest extent permitted by law.

                  The Registrant's Bylaws require the Registrant to indemnify its directors, officers, employees and other agents to the fullest extent permitted by law. The Registrant's Restated Certificate of Incorporation and Bylaws expressly authorize the use of indemnification agreements and, with the approval of its stockholders, the Registrant has entered into separate Indemnification Agreements with its directors and certain of its officers. These Indemnification Agreements may require the Registrant, among other things, to indemnify its directors and officers against certain liabilities that may arise by reason of their status or service as directors and officers and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified. The Registrant maintains an insurance policy covering directors and officers, under which the insurer has agreed to pay, subject to certain exclusions (including certain violations of securities laws) the amount of insured claims made against the insured officers and directors of the Registrant for wrongful acts that such officers or directors may otherwise be required to pay or for which the Registrant is required to indemnify such officers and directors.

Item 7.  EXEMPTION FROM REGISTRATION CLAIMED

                  Inapplicable.

Item 8.  EXHIBITS

Exhibit Number    Exhibit
--------------    -------
     4            Instruments Defining Rights of Stockholders. Reference is made to Registrant's Registration Statement on Form 8-A, as
                  amended, and the exhibits thereto, which are incorporated
                  herein by reference pursuant to Item 3(c) of this Registration
                  Statement.
     5            Opinion of Brobeck, Phleger & Harrison LLP.
     23.1         Consent of Ernst & Young LLP, Independent Auditors.
     23.2         Consent of Brobeck, Phleger & Harrison LLP is contained in
                  Exhibit 5.
     24           Power of Attorney. Reference is made to page II-4 of this
                  Registration Statement.
     99.1         Matrix Pharmaceutical, Inc. 1988 Restricted Stock Plan (as
                  amended and restated through March 2, 1999).
     99.2*        Form of Stock Option Agreement with Notice of Grant -
                  Installment Option.
     99.3**       Form of Stock Option Agreement with Notice of Grant -
                  Immediately Exercisable Option.
     99.4**       Form of Stock Purchase Agreement.
     99.5**       Form of Restricted Stock Purchase Agreement.
     99.6***      Form of Stock Issuance Agreement - Shared Investment Program.
     99.7         Matrix Pharmaceutical, Inc. 1999 Employee Stock Purchase Plan
     99.8         Form of Enrollment/Change Form.
     99.9         Form of Stock Purchase Agreement.

    * Exhibit 99.2 is incorporated herein by reference to Exhibit 99.2 of Registrant's Registration Statement No. 33-79908 on Form S-8 which was filed with the SEC on June 7, 1994.

    ** Exhibits 99.3 through 99.5 are incorporated herein by reference to Exhibits 28.2 through 28.4, respectively, of Registrant's Registration Statement No. 33-65542 on Form S-8 which was filed with the SEC on July 2, 1993.

    *** Exhibit 99.6 is incorporated herein by reference to Exhibit 99.6 of Registrant's Registration Statement No. 333-32213 on Form S-8 which was filed with the SEC on July 28, 1997.

Item 9.  UNDERTAKINGS.

                  A. The undersigned Registrant hereby undertakes: (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement; (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the "1933 Act"),
(ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement, and (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement; provided, however, that clauses (1)(i) and (1)(ii) shall not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the 1934 Act that are incorporated by reference into the registration statement; (2) that for the purpose of determining any liability under the 1933 Act each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and
(3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold upon the termination of the 1988 Restricted Stock Plan or the 1999 Employee Stock Purchase Plan.

                  B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the 1933 Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the 1934 Act that is incorporated by reference into this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  C. Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the indemnification provisions summarized in Item 6 above, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fremont, State of California, on this 27th day of July, 1999.

                              MATRIX PHARMACEUTICAL, INC.

                              By /s/ Michael D. Casey
                                 -----------------------------------------------
                                 Michael D. Casey
                                 Chairman, President and Chief Executive Officer

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

                  That the undersigned officers and directors of Matrix Pharmaceutical, Inc., a Delaware corporation, do hereby constitute and appoint Michael D. Casey and David G. Ludvigson, the lawful attorneys and agents, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorney and agent determines may be necessary or advisable or required to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with this Registration Statement. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this Registration Statement, to any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement, and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereof, and each of the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

                  IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated.

                  Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signatures                       Title                                          Date
----------                       -----                                          ----

/s/ Michael D. Casey
-----------------------------   Chairman, President and Chief Executive      July 27, 1999
Michael D. Casey                Officer (Principal Executive Officer)


                                      II-4

Signatures                       Title                                          Date
----------                       -----                                          ----


/s/ David G. Ludvigson          Senior Vice President and Chief Financial    July 27, 1999
-----------------------------   Officer (Principal Financial and
David G. Ludvigson              Accounting Officer)


/s/ J. Stephan Dolezalek        Secretary and Director                       July 27, 1999
-----------------------------
J. Stephan Dolezalek


/s/ Marvin E. Jaffe             Director                                     July 27, 1999
-----------------------------
Marvin E. Jaffe


/s/ Bradley G. Lorimier         Director                                     July 27, 1999
-----------------------------
Bradley G. Lorimier


/s/ Edward E. Luck              Director                                     July 27, 1999
-----------------------------
Edward E. Luck


                                Director                                            , 1999
-----------------------------
Julius L. Pericola


/s/ James R. Glynn              Director                                     July 27, 1999
-----------------------------
James R. Glynn


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    EXHIBITS

                                       TO

                                    FORM S-8

                                      UNDER

                             SECURITIES ACT OF 1933

                           MATRIX PHARMACEUTICAL, INC.

                                  EXHIBIT INDEX

  Exhibit Number   Exhibit
  --------------   -------
      4            Instruments Defining Rights of Stockholders. Reference is
                   made to Registrant's Registration Statement on Form 8-A, as amended, and the exhibits thereto, which are incorporated
                   herein by reference pursuant to Item 3(c) of this
                   Registration Statement.
      5            Opinion of Brobeck, Phleger & Harrison LLP.
      23.1         Consent of Ernst & Young LLP, Independent Auditors.
      23.2         Consent of Brobeck, Phleger & Harrison LLP is contained in
                   Exhibit 5.
      24           Power of Attorney. Reference is made to page II-4 of this
                   Registration Statement.
      99.1         Matrix Pharmaceutical, Inc. 1988 Restricted Stock Plan (as
                   amended and restated through March 2, 1999).
      99.2*        Form of Stock Option Agreement with Notice of Grant -
                   Installment Option.
      99.3**       Form of Stock Option Agreement with Notice of Grant -
                   Immediately Exercisable Option.
      99.4**       Form of Stock Purchase Agreement.
      99.5**       Form of Restricted Stock Purchase Agreement.
      99.6***      Form of Stock Issuance Agreement - Shared Investment Program.
      99.7         Matrix Pharmaceutical, Inc. 1999 Employee Stock Purchase Plan
      99.8         Form of Enrollment/Change Form.
      99.9         Form of Stock Purchase Agreement.

    * Exhibit 99.2 is incorporated herein by reference to Exhibit 99.2 of Registrant's Registration Statement No. 33-79908 on Form S-8 which was filed with the SEC on June 7, 1994.

    ** Exhibits 99.3 through 99.5 are incorporated herein by reference to Exhibits 28.2 through 28.4, respectively, of Registrant's Registration Statement No. 33-65542 on Form S-8 which was filed with the SEC on July 2, 1993.

    *** Exhibit 99.6 is incorporated herein by reference to Exhibit 99.6 of Registrant's Registration Statement No. 333-32213 on Form S-8 which was filed with the SEC on July 28, 1997.